Exhibit 99.1

        Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                 By: /s/ W. R. Cotham
                                 W. R. Cotham,
                                 Attorney-in-Fact for:

                                   THE BASS MANAGEMENT TRUST(1)
                                   PETER STERLING(2)


                                 By: /s/ W. R. Cotham
                                 W. R. Cotham,
                                 Vice President of:

                                    THOMAS M. TAYLOR & CO.
                                    SID R. BASS, INC.
                                    LEE M. BASS, INC.


                                 PANTHER CITY INVESTMENT COMPANY
                                 in its capacity as Trustee for
                                 HYATT ANNE BASS SUCCESSOR TRUST
                                 SAMANTHA SIMS BASS SUCCESSOR TRUST


                                 By: /s/ W.R. Cotham
                                    W.R. Cotham, President



                                 PORTFOLIO C INVESTORS, L.P.,
                                 a Delaware limited partnership

                                 By: PORTFOLIO ASSOCIATES, INC.,
                                     a Delaware corporation,
                                     General Partner

                                      By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                 /s/ William P. Hallman, Jr.
                                 William P. Hallman, Jr.,
                                 Individually and as Trustee
                                 of each of:

                                    ANNIE R. BASS GRANDSON'S
                                    TRUST FOR SID R. BASS

                                    ANNIE R. BASS GRANDSON'S
                                    TRUST FOR LEE M. BASS

                                 THE AIRLIE GROUP L.P.,
                                 a Delaware limited partnership

                                 By:  EBD L.P.,
                                      a Delaware limited partnership,
                                       General Partner

                                      By:  TMT-FW, INC., a Texas
                                           corporation,
                                           General Partner


                                           By:  /s/ W. R. Cotham
                                                W. R. Cotham,
                                                Vice President



(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Peter Sterling previously has been filed with the Securities and Exchange Commission.